Pilgrim's Pride Corporation
Net Sales by Primary Market Line
for Quarter Ended:

The following table sets forth net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

	Sept 29,	Sept 30,
	2007	2006

Chicken Sales:
United States
Prepared Foods:
Foodservice	$532,163	$408,784
Retail	$133,466	$79,447
Total Prepared Foods	$665,629	$488,232

Fresh Chicken:
Foodservice	$646,305	$352,044
Retail	$269,095	$127,273
Total Fresh Chicken	$915,401	$479,318
Export and Other
Export:
Prepared Foods	$21,466	$15,758
Chicken	$197,192	$72,020
Total Export	$218,659	$87,778
Other Chicken By Products	$4,937	$3,783
Total Export and Other	$223,596	$91,562
Total U.S. Chicken	$1,804,625	$1,059,111

Mexico:	$122,875	$115,315
Total Chicken Sales	$1,927,500	$1,174,426

Total Prepared Foods	687,095	503,990

Turkey Sales:
Prepared Foods:
Foodservice	$350	$501
Retail	$910	$326
Total Prepared Foods	$1,260	$827

Fresh Turkey:
Foodservice	$3,175	$4,226
Retail	$34,248	$29,549
Total Fresh Turkey	$37,423	$33,775
Export and Other
Export:
Prepared Foods	$0	$39
Turkey	$413	$1,295
Total Export (a)	$413	$1,334
Other Turkey By Products	$247	$193
Total Export and Other	$660	$1,527
Total Turkey Sales	$39,343	$36,129

Total Prepared Foods	$1,260	$866

Sale of Other Products
U.S.	$173,803	$124,901
Mexico	$8,470	$2,943
Total Other Products	$182,273	$127,843
Total Net Sales	$2,149,116	$1,338,398

	Sept 29,	Sept 30,
	2007	2006

Chicken Sales:
U.S. Chicken Sales:
Prepared Foods:
Foodservice	29.5%	38.6%
Retail	7.4%	7.5%
Total Prepared Foods	36.9%	46.1%

Fresh Chicken:
Foodservice	35.8%	33.2%
Retail	14.9%	12.0%
Total Fresh Chicken	50.7%	45.2%
Export and Other
Export:
Prepared Foods	1.2%	1.5%
Chicken	10.9%	6.8%
Total Export	12.1%	8.3%
Other Chicken By Products	0.3%	0.4%
Export and Other	12.4%	8.7%
Total U.S. Chicken	100.0%	100.0%

Turkey Sales:
U.S. Turkey Sales:
Prepared Foods:
Foodservice	0.9%	1.4%
Retail	2.3%	0.9%
Total Prepared Foods	3.2%	2.3%

Fresh Turkey:
Foodservice	8.1%	11.7%
Retail	87.1%	81.8%
Total Fresh Turkey	95.2%	93.5%
Export and Other
Export:
Prepared Foods	0.0%	0.1%
Turkey	1.0%	3.6%
Total Export	1.0%	3.7%
Other Turkey By Products	0.6%	0.5%
Export and Other	1.6%	4.2%
Total U.S. Turkey	100.0%	100.0%

Pilgrim's Pride Corporation
Net Sales by Primary Market Line
for Fiscal Years ended:

The following table sets forth, for the quarterly periods including and since fiscal 2000, net sales attributable to each of our primary product lines and markets served with those products.   We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

	Sep 29,	Sep 30,
	2007(a)	2006

Chicken Sales:
United States
Prepared Foods:
Foodservice	$1,897,643	$1,567,296
Retail	$511,470	308,486
Total Prepared Foods	$2,409,113	1,875,783

Fresh Chicken:
Foodservice	$2,280,056	1,388,451
Retail	$975,659	496,560
Total Fresh Chicken	$3,255,716	1,885,011
Export and Other
Export:
Prepared Foods	$83,317	64,338
Chicken	$559,429	257,823
Total Export	$642,746	322,161
Other Chicken By Products	$20,779	15,448
Total Export and Other	$663,525	337,609
Total U.S. Chicken	$6,328,354	4,098,403

Mexico:	$488,466	418,745
Total Chicken Sales	$6,816,820	4,517,148

Total Prepared Foods	2,492,430	1,940,121

Turkey Sales:
Prepared Foods:
Foodservice	$1,567	21,046
Retail	$4,520	12,953
Total Prepared Foods	$6,087	34,000

Fresh Turkey:
Foodservice	$12,457	9,222
Retail	$99,719	84,015
Total Fresh Turkey	$112,176	93,237
Export and Other
Export:
Prepared Foods	$240	217
Turkey	$3,038	2,640
Total Export	$3,278	2,857
Other Turkey By Products	$822	807
Total Export and Other	$4,100	3,664
Total Turkey Sales	$122,364	130,901

Total Prepared Foods	6,328	34,217

Sales of Other Products
U.S.	$638,738	570,510
Mexico	$20,677	17,006
Total Sale of Other Products	$659,415	587,516
Total Net Sales	$7,598,599	5,235,565

(a)  The acquisition of Gold Kist, Inc. occurred on December 27, 2006 and has been accounted for as a purchase, however the results of operations for this acquisition were not included in our consolidated results of operations until the second fiscal quarter beginning December 31, 2006.

	Sept, 29	Sept, 30
	2007(a)	2006

U.S. Chicken Sales:
Prepared Foods:
Foodservice	30.1%	38.2%
Retail	8.1%	7.5%
Total Prepared Foods	38.2%	45.7%

Fresh Chicken:
Foodservice	36.0%	33.9%
Retail	15.4%	12.1%
Total Fresh Chicken	51.4%	46.0%
Export and Other
Export:
Prepared Foods	1.3%	1.6%
Chicken	8.8%	6.3%
Total Export	10.1%	7.9%
Other Chicken By Products	0.3%	0.4%
Total Export and Other	10.4%	8.3%
Total U.S. Chicken	100.0%	100.0%

Prepared Foods	39.5%	47.3%

U.S. Turkey Sales:
Prepared Foods:
Foodservice	1.2%	16.1%
Retail	3.7%	9.9%
Total Prepared Foods	4.9%	26.0%

Fresh Turkey:
Foodservice	10.2%	7.0%
Retail	81.5%	64.2%
Total Fresh Turkey	91.7%	71.2%
Export and Other
Export:
Prepared Foods	0.2%	0.2%
Turkey	2.5%	2.0%
Total Export	2.7%	2.2%
Other Turkey By Products	0.7%	0.6%
Total Export and Other	3.4%	2.8%
Total U.S. Turkey	100.0%	100.0%

Prepared Foods	5.1%	26.2%

(a)  The acquisition of Gold Kist, Inc. occurred on December 27, 2006 and has been accounted for as a purchase, however the results of operations for this acquisition were not included in our consolidated results of operations until the second fiscal quarter beginning December 31, 2006.

Pilgrim's Pride Corporation Selected Financial Data for quarter ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	09/29/07	09/30/06

Income Statement Data:
Net sales	$2,149,116	$1,338,398
Non-recurring recoveries	-	-
Turkey restructuring and related charges	-	-
Gross margin	206,831	99,303
Selling, general and administrative expenses	96,467	77,826
Operating income (loss)	110,364	21,477
Interest expense, net	30,177	10,579
Loss on early extinguishment of debt	11,988	-
Miscellaneous, net	900	(1,220)
Income (loss) before income taxes and extrardinary charge	67,299	12,118
Income tax expense (benefit)	34,112	19,601
Income (loss) before extraordinary charge	33,187	(7,483)
Extraordinary charge - net of tax	-	-
Net income (loss)	$33,187	$(7,483)

Per Common Share Data:
Income (loss) before extraordinary charge	$0.50	$(0.11)
Extraordinary charge - early repayment of debt	-	-
Net Income (loss)	$0.50	$(0.11)
Cash dividends	$0.023	$0.023
Book value	$17.61	$16.72

Balance Sheet Summary:
Working capital	$379,132	$528,836
Total assets	$3,774,236	$2,426,868
Notes payable and current maturities of long-term debt	$2,872	$10,322
Long-term debt, less current maturities	$1,318,558	$554,876
Total debt	$1,321,430	$565,198
Senior secured debt (included in Total Debt)	$-	$-
Total stockholders' equity	$1,172,221	$1,117,327

Cash Flow Summary:
Operating cash flow	$391,310	$19,861
Depreciation & amortization(a)	$52,908	$35,082
Capital expenditures	$36,163	$42,568
Business acquisitions	$6,747	$-
Financing activities, net	$(363,703)	$67,026

Cashflow Ratios:
EBITDA (b)	$146,763	$57,207
EBITDA (last four qtrs.)	$404,756	$136,763

Key Indicators (as a percentage of net sales):
Gross margin	9.6%	7.4%
Selling, general and administrative expenses	4.5%	5.8%
Opertaing income (loss)	5.1%	1.6%
Interest expense, net	1.4%	0.8%
Net income (loss)	1.5%	-0.6%

(a) Includes amortization of capitalized financing costs of approximately	3,621	572

(b) “EBITDA” is defined as the sum of net income (loss) before extraordinary charges, interest, taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies. EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles. EBITDA is calculated as follows:

Net Income	$33,187	$(7,483)
Add:
Extraordinary charge-net of tax	-	-
Income Tax Expense (benefit)	34,112	19,601
Interest expense, net	30,177	10,579
Depreciation and amortization	52,908	35,082
Minus:
Amortization of capitalized financing costs	3,621	572
EBITDA	$146,763	$57,207

Pilgrim's Pride Corporation
Selected Financial Data
for fiscal years ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	2007(a)	2006

(In thousands except per share data)
Income Statement Data:
Net sales	$7,598,599	$5,235,565
Non-recurring recoveries	-	-
Turkey restructuring and related charges	-	-
Gross margin	591,538	297,600
Selling, general and administrative expenses	359,001	294,598
Operating income (loss)	232,537	3,002
Interest expense, net	121,117	40,553
Loss on early extinguishment of debt	26,463	-
Miscellaneous, net	(6,650)	(1,234)
Income (loss) before income taxes and extraordinary charge	91,607	(36,317)
Income tax expense (benefit)	44,590	(2,085)
Income (loss) before extraordinary charge	47,017	(34,232)
Extraordinary charge - net of tax	-	-
Net income (loss)	$47,017	$(34,232)

Per Common Share Data:
Income (loss) before extraordinary charge	$0.71	$(0.51)
Extraordinary charge - early repayment of debt	$-	$-
Net Income (loss)	$0.71	$(0.51)
Cash dividends	$0.090	$1.090
Book value	$17.61	$16.72

Balance Sheet Summary:
Working capital	$379,132	$528,836
Total assets	$3,774,236	$2,426,868
Notes payable and current maturities of long-term debt	$2,872	$10,322
Long-term debt, less current maturities	$1,318,558	$554,876
Total debt	$1,321,430	$565,198
Senior secured debt (included in Total Debt)	$-	$-
Total stockholders' equity	$1,172,221	$1,117,327

Cash Flow Summary:
Operating cash flow	$444,212	$30,382
Depreciation & amortization (b)	$198,586	$135,133
Capital expenditures	$172,323	$143,882
Business acquisitions	$(1,102,069)	$-
Financing activities, net	$638,307	$(38,750)

Cashflow Ratios:
EBITDA (c)	$404,756	$136,763
EBITDA /interest expense, net	3.34	3.37

Key Indicators (as a percentage of net sales):
Gross margin	7.8%	5.7%
Selling, general and administrative expenses	4.7%	5.6%
Operating income (loss)	3.1%	0.1%
Interest expense, net	1.6%	0.8%
Net income (loss)	0.6%	-0.7%

(a)
The acquisition of Gold Kist, Inc. occurred on December 27, 2006 and has been accounted for as a purchase, however the results of operations for this acquisition were not included in our consolidated results of operations until the second fiscal quarter beginning December 31, 2006.

(b) Includes amortization of capitalized financing costs of approximately	6,554	2,606

(c)
“EBITDA” is defined as the sum of net income (loss) before extraordinary charges, interest, taxes, depreciation and amortization.  EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies.  EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles.  EBITDA is calculated as follows:

Net Income	$47,017	$(34,232)
Add:
Income Tax Expense (benefit)	44,590	(2,085)
Interest expense, net	121,117	40,553
Depreciation and amortization	198,586	135,133
Minus:
Amortization of capitalized financing costs	6,554	2,606
EBITDA	$404,756	$136,763

Pilgrim's Pride Corporation
Sales Segments
for Quarters Ended:

Our chicken segment and our sales of other product segment include sales of products that we produce and purchase for resale in the United States and Mexico. Both of these segments conduct separate operations in the United States and Mexico and are reported as two seprarate geographical areas. Our turkey segment includes sales of turkey products produced and purchased for resale. Our turkey operations are exclusively in the United States.

Inter-area sales and inter-segment sales, which are not material, are accounted for at prices comparable to normal trade customer sales. Fixed assets by segment and geographic area are those assets which are used in our operations in each segment or area. Corporate assets are included with chicken and other products. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	9/29/2007	9/30/2006
Net Sales to Customers:
Chicken:
United States	$1,804,625	$1,059,111
Mexico	122,875	115,315
Sub-total	1,927,500	1,174,426
Turkey	39,343	36,129
Other Products:
United States	173,803	124,900
Mexico	8,470	2,943
Sub-total	182,273	127,843
Total	$2,149,116	$1,338,398

Operating Income:
Chicken:
United States	$91,292	$32,631
Mexico	9,965	(7,783)
Sub-total	101,257	24,848
Turkey	(5,507)	445
Other Products:
United States	13,558	(4,285)
Mexico	1,057	469
Sub-total	14,615	(3,816)
Non-recurring recoveries	-	-
Total	$110,365	$21,477

Depreciation and Amortization: (a)
Chicken:
United States	$47,371	$29,435
Mexico	2,709	2,835
Sub-total	50,080	32,270
Turkey	408	568
Other Products:
United States	2,361	2,216
Mexico	59	27
Sub-total	2,420	2,243
Total	$52,908	$35,081

Total Assets:
Chicken:
United States	$3,247,812	$1,897,763
Mexico	348,894	361,887
Sub-total	3,596,706	2,259,650
Turkey	69,653	76,908
Other Products:
United States	103,757	88,650
Mexico	4,120	1,660
Sub-total	107,877	90,310
Total	$3,774,236	$2,426,868

Capital Expenditures:
Chicken:
United States	$33,406	$39,860
Mexico	378	1,410
Sub-total	33,784	41,270
Turkey	216	66
Other Products:
United States	2,163	958
Mexico	-	275
Sub-total	2,163	1,233
Total	$36,163	$42,569

(a) Includes amortization of capitalized financing costs of approximately	$3,621	$572

Pilgrim's Pride Corporation
Sales Segments
for fiscal years ended:

Our chicken and other products segments includes sales of chicken and sales of other products we produce and purchase for resale in the United States and Mexico. Prior to 9/27/2003, the information for these segments is consolidated in the Chicken segment.  Our chicken and other products segment conducts separate operations in the United States and Mexico and is reported as two seprarate geographical areas. Our turkey segment includes sales of turkey products produced in our turkey operation recently acquired from WLR Foods, whose operations are exclusively in the United States.

	9/29/2007 (a)	9/30/2006

Net Sales to Customers:
Chicken:
United States	$6,328,354	$4,098,403
Mexico	488,466	418,745
Sub-total	6,816,820	4,517,148
Turkey	122,364	130,901
Other Products:
United States	638,738	570,510
Mexico	20,677	17,006
Sub-total	659,415	587,516
Total	$7,598,599	$5,235,565

Operating Income:
Chicken:
United States	$192,447	$28,619
Mexico	13,116	(17,960)
Sub-total	205,563	10,659
Turkey	(4,655)	(15,511)
Other Products:
United States	28,637	6,216
Mexico	2,992	1,638
Sub-total	31,629	7,854
Non-recurring recoveries	-	-
Total	$232,537	$3,002

Depreciation and Amortization: (b)
Chicken:
United States	$177,491	$109,346
Mexico	11,015	11,305
Sub-total	188,506	120,651
Turkey	1,587	6,593
Other Products:
United States	8,278	7,743
Mexico	215	146
Sub-total	8,493	7,889
Total	$198,586	$135,133

Total Assets:
Chicken:
United States	$3,247,812	$1,897,763
Mexico	348,894	361,887
Sub-total	3,596,706	2,259,650
Turkey	69,653	76,908
Other Products:
United States	103,757	88,650
Mexico	4,120	1,660
Sub-total	107,877	90,310
Total	$3,774,236	$2,426,868

Capital Expenditures:
Chicken:
United States	$164,449	$133,106
Mexico	1,633	6,536
Sub-total	166,082	139,642
Turkey	502	257
Other Products:
United States	5,699	3,567
Mexico	40	416
Sub-total	5,739	3,983
Total	$172,323	$143,882

(a)  The acquisition of Gold Kist, Inc. occurred on December 27, 2006 and has been accounted for as a purchase, however the results of operations for this acquisition were not included in our consolidated results of operations until the second fiscal quarter beginning December 31, 2006.

(b) Includes amortization of capitalized financing costs of approximately	6,554	2,606

Pilgrim's Pride Corporation
Statistical Management Discussion and Analysis
for quarters ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	09/29/07	09/30/06
U.S. Chicken

U.S. Chicken Sales (000's)	$1,804,625	$1,059,111
U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced	$0.8375	$0.7468
U.S. Chicken Sales divided by U.S.Chicken Pounds Sold	$0.9269	$0.8601

U.S. Chicken Net Pounds Produced (000's)	2,154,848	1,418,267
U.S. Chicken Pounds Sold (000's)	1,946,961	1,231,414

U.S. Chicken Operating Income (000's)	91,292	32,631
U.S. Chicken Operating Income as a percent of U.S. Chicken Sales	5.06%	3.08%

Turkey

U.S. Turkey Sales (000's)	39,343	36,129
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$1.1211	$0.9931
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$0.7963	$0.7792

U.S. Turkey Operating Income (000's)	(5,507)	445
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	-14.00%	1.23%

U.S. Turkey Net Pounds Produced (000's)	35,092	36,381
U.S. Turkey Pounds Sold (000's)	49,406	46,369

U.S. Other

U.S. Other Sales	173,803	124,900

U.S. Other Operating Income	13,557	(4,285)
U.S. Distribution and Other Operating Income as a percent of U.S. Distribution Sales	7.80%	-3.43%

U.S. Summary

U.S. Sales (000's)	2,017,771	1,220,140
U.S. Cost of Sales (000's)	1,827,011	1,122,156
U.S. Gross Margin (000's)	190,760	97,984
U.S. Gross Margin as a percent of U.S. Sales	9.45%	8.03%

U.S. Selling, General and Administrative Expenses (000's)	91,418	69,193
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	4.53%	5.67%

Restructuring and Related Charges - Turkey	-	-
Insurance Proceeds - Turkey	-	-
Vitamin Settlements (000's)	-	-

U.S. Operating Income (000's)	99,342	28,791
U.S. Operating Income as a percent of U.S. Sales	4.92%	2.36%

Mexico Chicken

Mexico Chicken Sales (000's)	122,875	115,315
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.7447	$0.6200
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Sold	$0.7447	$0.5895

Mexico Net Pounds Produced (000's)	165,006	185,992
Mexico Net Pounds Sold (000's)	165,006	195,609

Mexico Other

Mexico Other Sales (000's)	8,470	2,943

Mexico Summary

Mexico Sales (000's)	131,345	118,258
Mexico Cost of Sales (000's)	115,274	116,939
Mexico Gross Margin (000's)	16,071	1,319
Mexico Gross Margin as a percent of Mexico Sales	12.2%	1.1%

Mexico Selling, General and Administrative Expenses (000's)	5,049	8,633
Mexico Selling, General and Administrative Expenses as a percent of Mexico Sales	3.8%	7.3%

Mexico Operating Income (000's)	11,022	(7,314)
Mexico Operating Income as a percent of Mexico Sales	8.4%	-6.2%

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000's)	1,927,500	1,174,426
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.8309	$0.7321
Chicken Sales from all divisions divided by Chicken Pounds Sold from all Divisions	$0.9127	$0.8230

Chicken Net Pounds Produced from all Divisions (000's)	2,319,854	1,604,259
Chicken Pounds Sold from all Divisions (000's)	2,111,967	1,427,023

Turkey Operations:
U.S. Turkey Sales (000's)	39,343	36,129
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$1.1211	$0.9931
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$0.7963	$0.7792

U.S. Turkey Net Pounds Produced (000's)	35,092	36,381
U.S. Turkey Pounds Sold (000's)	49,406	46,369

Other Operations:
Other Sales (000's)	182,273	127,843

Totals All Operations:
Total Net Sales (000's)	2,149,116	1,338,398
Total Cost of Sales (000's)	1,942,285	1,239,095
Gross Margin from all operations (000's)	206,831	99,303
Gross Margin from all operations as a percent of Total Net Sales	9.62%	7.42%

Total Selling, General and Administrative Expenses (000's)	96,467	77,826
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	4.49%	5.81%

Restructuring and Related Charges - Turkey	-	-
Insurance Proceeds - Turkey	-	-

Operating Income from all operations (000's)	110,364	21,477
Operating Income from all operations as a percent of Total Net Sales	5.14%	1.60%

Avian Influenza Reimbursement (000's)	-	-
Vitamin Settlements (000's)	-	-
Total Adjustments (000'S)	-	-

Consolidated Adjusted Operating Income (000's)	110,364	21,477
Consolidated Adjusted Operating Income as a percent of Total Net Sales	5.14%	1.60%

Pilgrim's Pride Corporation
Statistical Management Discussion and Analysis
for fiscal years ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition included in our SEC filings".

($ in thousands )	9/29/2007 (a)	09/30/06
U.S. Chicken

U.S. Chicken Sales (000's)	$6,328,354	$4,098,403
U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced	$0.8099	$0.7194
U.S. Chicken Sales divided by U.S.Chicken Pounds Sold	$0.8989	$0.8216

U.S. Chicken Net Pounds Produced (000's)	7,813,768	5,696,746
U.S. Chicken Pounds Sold (000's)	7,040,359	4,988,042

U.S. Chicken Operating Income (000's)	192,447	28,619
U.S. Chicken Operating Income as a percent of U.S. Chicken Sales	3.04%	0.70%

Turkey

U.S. Turkey Sales (000's)	122,364	130,901
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$0.8490	$0.8872
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$0.8068	$0.8776

U.S. Turkey Operating Income (000's)	(4,655)	(15,511)
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	-3.80%	-11.85%

U.S. Turkey Net Pounds Produced (000's)	144,126	147,545
U.S. Turkey Pounds Sold (000's)	151,673	149,157

U.S. Other

U.S. Other Sales	638,738	570,510

U.S. Other Operating Income	28,637	6,216
U.S. Distribution and Other Operating Income as a percent of U.S. Distribution Sales	4.48%	1.09%

U.S. Summary

U.S. Sales (000's)	7,089,456	4,799,814
U.S. Cost of Sales (000's)	6,542,044	4,514,720
U.S. Gross Margin (000's)	547,412	285,094
U.S. Gross Margin as a percent of U.S. Sales	7.72%	5.94%

U.S. Selling, General and Administrative Expenses (000's)	330,983	265,064
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	4.67%	5.52%

Restructuring and Related Charges - Turkey	-	706

U.S. Operating Income (000's)	216,429	19,324
U.S. Operating Income as a percent of U.S. Sales	3.05%	0.40%

Mexico Chicken

Mexico Chicken Sales (000's)	488,466	418,745
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.7242	$0.6113
Mexico Chicken Sales divided by Mexico Chicken Pounds Sold	$0.7112	$0.5871

Mexico Net Pounds Produced (000's)	674,445	684,964
Mexico Net Pounds Sold (000's)	686,776	713,285

Mexico Other

Mexico Other Sales (000's)	20,677	17,006

Mexico Summary

Mexico Sales (000's)	509,143	435,751
Mexico Cost of Sales (000's)	465,017	422,539
Mexico Gross Margin (000's)	44,126	13,212
Mexico Gross Margin as a percent of Mexico Sales	8.7%	3.0%

Mexico Selling, General and Administrative Expenses (000's)	28,018	29,534
Mexico Selling, General and Administrative Expenses as a percent of Mexico Sales	5.5%	6.8%

Mexico Operating Income (000's)	16,108	(16,322)
Mexico Operating Income as a percent of Mexico Sales	3.2%	-3.7%

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000's)	6,816,820	4,517,148
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.8031	$0.7078
Chicken Sales from all divisions divided by Chicken Pounds Sold from all Divisions	$0.8822	$0.7923

Chicken Net Pounds Produced from all Divisions (000's)	8,488,213	6,381,710
Chicken Pounds Sold from all Divisions (000's)	7,727,135	5,701,327

Turkey Operations:
U.S. Turkey Sales (000's)	122,364	130,901
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$0.8490	$0.8872
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$0.8068	$0.8776

U.S. Turkey Net Pounds Produced (000's)	144,126	147,545
U.S. Turkey Pounds Sold (000's)	151,673	149,157

Other Operations:
Other Sales (000's)	659,415	587,516

Totals All Operations:
Total Net Sales (000's)	7,598,599	5,235,565
Total Cost of Sales (000's)	7,007,061	4,937,259
Gross Margin from all operations (000's)	591,538	298,306
Gross Margin from all operations as a percent of Total Net Sales	7.78%	5.70%

Total Selling, General and Administrative Expenses (000's)	359,001	294,598
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	4.72%	5.63%

Restructuring and Related Charges - Turkey	-	706

Operating Income from all operations (000's)	232,537	3,002
Operating Income from all operations as a percent of Total Net Sales	3.06%	0.06%

(a)  The acquisition of Gold Kist, Inc. occurred on December 27, 2006 and has been accounted for as a purchase, however the results of operations for this acquisition were not included in our consolidated results of operations until the second fiscal quarter beginning December 31, 2006.

Pilgrim's Pride Corporation
Proforma Statistical Management Discussion and Analysis (a)
for quarters ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

($ in thousands )
	12/30/06	09/30/06	07/01/06	04/01/06	12/31/05
U.S. Chicken

U.S. Chicken Sales (000's)	$1,545,876	$1,598,513	$1,509,354	$1,499,293	$1,563,146
U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced	$0.7003	$0.7270	$0.6663	$0.6810	$0.7031
U.S. Chicken Sales divided by U.S.Chicken Pounds Sold	$0.7964	$0.8398	$0.7578	$0.7762	$0.8304

U.S. Chicken Net Pounds Produced (000's)	2,207,351	2,198,910	2,265,273	2,201,483	2,223,235
U.S. Chicken Pounds Sold (000's)	1,941,101	1,903,457	1,991,650	1,931,484	1,882,405

U.S. Chicken Operating Income (000's)	(44,614)	38,417	(39,547)	(73,144)	51,663
U.S. Chicken Operating Income as a percent of U.S. Chicken Sales	-2.89%	2.40%	-2.62%	-4.88%	3.31%

Turkey

U.S. Turkey Sales (000's)	52,418	36,335	15,901	17,222	62,749
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$1.4202	$0.9987	$0.4353	$0.4702	$1.6512
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$0.8277	$0.7762	$0.7351	$1.0676	$0.9419

U.S. Turkey Operating Income (000's)	2,506	445	(3,598)	(6,716)	(5,642)
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	4.78%	1.22%	-22.63%	-39.00%	-8.99%

U.S. Turkey Net Pounds Produced (000's)	36,910	36,381	36,533	36,628	38,003
U.S. Turkey Pounds Sold (000's)	63,331	46,811	21,630	16,132	66,621

U.S. Other

U.S. Other Sales	141,290	127,640	151,837	169,431	164,846

U.S. Other Operating Income	4,769	(3,736)	1,704	5,008	5,182
U.S. Distribution and Other Operating Income as a percent of U.S. Distribution Sales	3.38%	-2.93%	1.12%	3.0%	3.1%

U.S. Summary

U.S. Sales (000's)	1,739,584	1,762,488	1,677,092	1,685,946	1,790,741
U.S. Cost of Sales (000's)	1,686,227	1,628,186	1,628,616	1,664,780	1,647,239
U.S. Gross Margin (000's)	53,357	134,302	48,476	21,166	143,502
U.S. Gross Margin as a percent of U.S. Sales	3.07%	7.62%	2.89%	1.26%	8.01%

U.S. Selling, General and Administrative Expenses (000's)	90,696	99,176	89,917	95,312	92,299
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	5.21%	5.63%	5.36%	5.65%	5.15%

Restructuring and Related Charges - Turkey	-	-	-	706	-

U.S. Operating Income (000's)	(37,339)	35,126	(41,441)	(74,852)	51,203
U.S. Operating Income as a percent of U.S. Sales	-2.15%	1.99%	-2.47%	-4.44%	2.86%

Mexico Chicken

Mexico Chicken Sales (000's)	122,909	115,315	106,996	104,031	92,403
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.7014	$0.6200	$0.6340	$0.6539	$0.5400
Mexico Chicken Sales divided by Mexico Chicken Pounds Sold	$0.6675	$0.5895	$0.6022	$0.6304	$0.5280

Mexico Net Pounds Produced (000's)	175,234	185,992	168,767	159,098	171,107
Mexico Net Pounds Sold (000's)	184,122	195,609	177,661	165,012	175,003

Mexico Other

Mexico Other Sales (000's)	2,449	2,943	6,982	5,272	1,809

Mexico Summary

Mexico Sales (000's)	125,358	118,258	113,978	109,303	94,212
Mexico Cost of Sales (000's)	115,149	116,939	111,344	101,377	92,879
Mexico Gross Margin (000's)	10,209	1,319	2,634	7,926	1,333
Mexico Gross Margin as a percent of Mexico Sales	8.1%	1.1%	2.3%	7.3%	1.4%

Mexico Selling, General and Administrative Expenses (000's)	8,313	8,633	7,212	5,744	7,945
Mexico Selling, General and Administrative Expenses as a percent of Mexico Sales	6.6%	7.3%	6.3%	5.3%	8.4%

Mexico Operating Income (000's)	1,896	(7,314)	(4,578)	2,182	(6,612)
Mexico Operating Income as a percent of Mexico Sales	1.5%	-6.2%	-4.0%	2.0%	-7.0%

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000's)	1,668,785	1,713,828	1,616,350	1,603,324	1,655,549
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.7004	$0.7186	$0.6641	$0.6792	$0.6914
Chicken Sales from all divisions divided by Chicken Pounds Sold from all Divisions	$0.7852	$0.8165	$0.7451	$0.7648	$0.8047

Chicken Net Pounds Produced from all Divisions (000's)	2,382,585	2,384,902	2,434,040	2,360,581	2,394,342
Chicken Pounds Sold from all Divisions (000's)	2,125,223	2,099,066	2,169,311	2,096,496	2,057,408

Turkey Operations:
U.S. Turkey Sales (000's)	52,418	36,335	15,901	17,222	62,749
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$1.4202	$0.9987	$0.4353	$0.4702	$1.6512
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$0.8277	$0.7762	$0.7351	$1.0676	$0.9419

U.S. Turkey Net Pounds Produced (000's)	36,910	36,381	36,533	36,628	38,003
U.S. Turkey Pounds Sold (000's)	63,331	46,811	21,630	16,132	66,621

Other Operations:
Other Sales (000's)	143,739	130,583	158,819	174,703	166,655

Totals All Operations:
Total Net Sales (000's)	1,864,942	1,880,746	1,791,070	1,795,249	1,884,953
Total Cost of Sales (000's)	1,801,376	1,745,125	1,739,960	1,766,157	1,740,118
Gross Margin from all operations (000's)	63,566	135,621	51,110	29,092	144,835
Gross Margin from all operations as a percent of Total Net Sales	3.41%	7.21%	2.85%	1.62%	7.68%

Total Selling, General and Administrative Expenses (000's)	99,009	107,809	97,129	101,056	100,244
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	5.31%	5.73%	5.42%	5.63%	5.32%

Restructuring and Related Charges - Turkey	-	-	-	706	-

Operating Income from all operations (000's)	(35,443)	27,812	(46,019)	(72,670)	44,591
Operating Income from all operations as a percent of Total Net Sales	-1.90%	1.48%	-2.57%	-4.05%	2.37%

(a)  The acquisition of Gold Kist, Inc. occurred on December 27, 2006 and has been accounted for as a purchase, however the results of operations for this acquisition were not included in our consolidated results of operations until the second fiscal quarter beginning December 31, 2006.